UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS

VARIABLE INCOME TRUST

LEGG MASON WESTERN ASSET VARIABLE

STRATEGIC BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2010

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 35.2%
CONSUMER DISCRETIONARY - 2.2%
Automobiles - 0.1%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	$160,000	$52,400	(a)

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	35,000	33,600

Hotels, Restaurants & Leisure - 0.1%
MGM MIRAGE Inc., Senior Notes	6.750%	9/1/12	80,000	76,000
Station Casinos Inc., Senior Notes	7.750%	8/15/16	15,000	2	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	75,000	7	(a)(b)

Total Hotels, Restaurants & Leisure				76,009

Media - 1.8%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	10,000	9,988	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	100,000	129,455
Comcast Corp., Notes	6.500%	1/15/15	140,000	164,306
Comcast Corp., Notes	5.875%	2/15/18	10,000	11,556
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	50,000	52,437
DISH DBS Corp., Senior Notes	6.625%	10/1/14	15,000	15,713
DISH DBS Corp., Senior Notes	7.750%	5/31/15	60,000	64,275
NBC Universal Inc., Senior Notes	4.375%	4/1/21	30,000	30,429	(c)
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	60,000	79,062
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	240,000	310,357
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	40,000	46,316
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	21,235
Time Warner Inc., Senior Notes	7.625%	4/15/31	70,000	87,036

Total Media				1,022,165

Multiline Retail - 0.1%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	26,872	28,048	(d)
Sears Holding Corp., Senior Secured Notes	6.625%	10/15/18	30,000	30,000	(c)

Total Multiline Retail				58,048

TOTAL CONSUMER DISCRETIONARY				1,242,222

CONSUMER STAPLES - 1.6%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	100,000	113,089
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	40,000	44,160
Diageo Finance BV	3.250%	1/15/15	70,000	74,101

Total Beverages				231,350

Food & Staples Retailing - 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	70,000	85,088
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	169,882	191,856

Total Food & Staples Retailing				276,944

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	150,000	167,869

Household Products - 0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	100,000	102,250	(c)

Tobacco - 0.2%
Altria Group Inc., Senior Notes	8.500%	11/10/13	60,000	71,897
Reynolds American Inc., Senior Notes	7.250%	6/1/12	70,000	75,727

Total Tobacco				147,624

TOTAL CONSUMER STAPLES				926,037

ENERGY - 4.1%
Energy Equipment & Services - 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	55,000	56,925

Oil, Gas & Consumable Fuels - 4.0%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	160,000	173,510
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	50,000	55,176
Apache Corp., Senior Notes	5.100%	9/1/40	110,000	111,090

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - 4.0% (continued)
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	$120,000	$130,790
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	30,000	30,598
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	10,000	10,525
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	60,000	63,000
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	15,000	15,338
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	55,000	56,513
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	145,000	186,858
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	43,900	(c)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	225,000	241,351
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	80,000	102,670
Hess Corp., Notes	8.125%	2/15/19	30,000	39,508
Hess Corp., Notes	7.875%	10/1/29	20,000	25,961
Hess Corp., Notes	7.300%	8/15/31	100,000	123,381
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	22,590
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	10,000	7,575
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	5,000	3,825
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	40,000	43,250
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	65,000	71,333
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	50,000	56,218
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	32,000	35,585
QEP Resources Inc., Senior Notes	6.875%	3/1/21	40,000	43,500
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	40,000	41,500	(c)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	5,000	4,975	(c)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	130,000	143,379
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	20,000	23,099
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	75,000	79,500
Williams Cos. Inc., Debentures	7.500%	1/15/31	96,000	108,918
Williams Cos. Inc., Notes	7.875%	9/1/21	41,000	49,878
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	30,000	34,368
XTO Energy Inc., Senior Notes	6.500%	12/15/18	40,000	51,021

Total Oil, Gas & Consumable Fuels				2,230,683

TOTAL ENERGY				2,287,608

FINANCIALS - 16.7%
Capital Markets - 3.0%
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	90,000	86,006	(e)(f)
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	10,000	10,661
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	20,000	21,580
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	10,000	10,743
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	20,000	21,753
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	10,000	10,521
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	20,000	20,826
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	90,000	107,249
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	250,000	263,992
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	490,000	133,525	(a)(b)(c)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	80,000	208	(a)(e)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	630,000	851	(a)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	30,000	33,701
Morgan Stanley, Medium-Term Notes	0.975%	10/18/16	80,000	70,407	(e)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	600,000	627,124
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	260,000	271,636

Total Capital Markets				1,690,783

Commercial Banks - 5.0%
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	110,000	118,658	(c)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	100,000	110,958
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	70,000	74,880	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	30,000	32,581	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	150,000	161,250	(c)(e)(f)
Glitnir Banki HF, Notes	6.330%	7/28/11	190,000	58,900	(a)(b)(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - 5.0% (continued)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	$170,000	$0	(a)(b)(c)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	120,000	120,778	(c)(e)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	130,000	131,690	(c)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	340,000	38,250	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	120,000	123,013	(c)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	105,727	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	75,000	97,789	(c)(e)(f)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	150,000	147,177	(c)(e)(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	100,000	109,005
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	20,000	20,163
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	100,000	100,315
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	60,000	60,173
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	80,000	80,927
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	160,000	155,711	(c)(e)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	170,000	111,621	(c)(e)(f)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	100,000	105,084	(c)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	80,000	74,633	(e)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	510,000	554,837
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000	97,930

Total Commercial Banks				2,792,050

Consumer Finance - 1.8%
Ally Financial Inc., Notes	1.750%	10/30/12	130,000	133,079
Ally Financial Inc., Senior Notes	6.750%	12/1/14	107,000	112,551
Ally Financial Inc., Senior Notes	8.300%	2/12/15	20,000	21,850	(c)
Ally Financial Inc., Senior Notes	8.000%	3/15/20	70,000	76,650	(c)
American Express Co., Subordinated Debentures	6.800%	9/1/66	120,000	120,900	(e)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	60,000	66,524
SLM Corp., Medium-Term Notes, Senior Notes	5.000%	10/1/13	60,000	58,839
SLM Corp., Medium-Term Notes, Senior Notes	2.673%	4/1/14	60,000	50,479	(e)
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	335,000	326,240
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	40,000	38,126
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	50,000	38,557

Total Consumer Finance				1,043,795

Diversified Financial Services - 5.6%
Bank of America Corp., Subordinated Notes	7.400%	1/15/11	80,000	81,464
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	520,000	533,253
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	40,000	44,758
Citigroup Inc., Senior Notes	6.000%	12/13/13	40,000	43,887
Citigroup Inc., Senior Notes	6.010%	1/15/15	730,000	803,323
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	300,000	345,674
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	300,000	301,125	(e)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	40,000	43,100	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	190,000	204,250	(c)
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	120,000	129,107
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	240,000	263,381
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	130,000	142,699
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	140,000	158,676
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	30,000	30,975

Total Diversified Financial Services				3,125,672

Insurance - 1.3%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	140,000	120,750

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - 1.3% (continued)
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	$30,000	$31,200
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	40,000	42,464
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	270,000	253,800
MetLife Inc., Senior Notes	6.750%	6/1/16	70,000	83,663
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	80,000	98,794	(c)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	130,000	124,962	(e)

Total Insurance				755,633

TOTAL FINANCIALS				9,407,933

HEALTH CARE -1.4%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	40,000	43,893

Health Care Providers & Services - 0.7%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	40,000	42,600
DaVita Inc., Senior Notes	6.625%	3/15/13	31,000	31,659
HCA Inc., Senior Notes	6.300%	10/1/12	14,000	14,280
HCA Inc., Senior Notes	5.750%	3/15/14	151,000	149,679
HCA Inc., Senior Secured Notes	9.625%	11/15/16	9,000	9,787	(d)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	15,000	12,225
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	60,000	70,147
WellPoint Inc., Notes	5.875%	6/15/17	10,000	11,541
WellPoint Inc., Notes	7.000%	2/15/19	40,000	48,788

Total Health Care Providers & Services				390,706

Pharmaceuticals - 0.6%
Pfizer Inc., Senior Notes	6.200%	3/15/19	110,000	135,668
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	60,000	72,812	(c)
Wyeth, Notes	5.950%	4/1/37	110,000	130,240

Total Pharmaceuticals				338,720

TOTAL HEALTH CARE				773,319

INDUSTRIALS - 1.2%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	50,000	60,431
Boeing Co., Senior Notes	4.875%	2/15/20	20,000	22,891

Total Aerospace & Defense				83,322

Airlines - 0.9%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	100,000	101,875	(c)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	325,023	340,852
United Airlines, Pass-Through Trust, Secured Notes	9.750%	1/15/17	38,069	41,971

Total Airlines				484,698

Road & Rail - 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	23,000	27,657
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	48,000	52,860

Total Road & Rail				80,517

TOTAL INDUSTRIALS				648,537

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	10,000	11,673

MATERIALS - 1.0%
Chemicals - 0.1%
FMC Finance III SA, Senior Notes	6.875%	7/15/17	80,000	86,000

Containers & Packaging - 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	50,000	53,250
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	25,000	0	(a)(b)(g)

Total Containers & Packaging				53,250

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - 0.8%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	$80,000	$89,413
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	30,000	36,234
Rio Tinto Finance USA Ltd., Senior Notes	5.875%	7/15/13	30,000	33,459
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	45,000	46,237
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	2,000	2,468
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	3,000	3,649
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	5,000	6,306
Vale Overseas Ltd., Notes	6.875%	11/21/36	90,000	103,046
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000	108,000	(c)

Total Metals & Mining				428,812

TOTAL MATERIALS				568,062

TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 3.4%
AT&T Inc., Global Notes	5.500%	2/1/18	140,000	162,629
AT&T Inc., Global Notes	6.550%	2/15/39	70,000	81,691
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	260,000	300,307
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	10,000	10,713
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	15,000	16,350	(c)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	50,000	50,500	(c)
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	200,000	200,000
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	70,000	71,750
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	425,000	459,138
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	100,000	109,000
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	345,000	376,174
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	60,000	64,741
Windstream Corp., Senior Notes	8.625%	8/1/16	15,000	15,938

Total Diversified Telecommunication Services				1,918,931

Wireless Telecommunication Services - 0.9%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	40,000	45,329
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	40,000	42,650
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	30,000	37,118
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	325,000	349,375

Total Wireless Telecommunication Services				474,472

TOTAL TELECOMMUNICATION SERVICES				2,393,403

UTILITIES - 2.7%
Electric Utilities - 1.1%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	14,000	15,316
Exelon Corp., Bonds	5.625%	6/15/35	195,000	197,910
FirstEnergy Corp., Notes	7.375%	11/15/31	255,000	277,836
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	100,000	113,738

Total Electric Utilities				604,800

Gas Utilities - 0.5%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	280,000	291,278	(c)

Independent Power Producers & Energy Traders - 1.1%
AES Corp., Senior Notes	7.750%	3/1/14	16,000	17,200
AES Corp., Senior Notes	7.750%	10/15/15	50,000	53,750
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	45,000	48,375	(c)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	20,000	13,550
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	148,475	71,639	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	353,740	352,826

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Independent Power Producers & Energy Traders - 1.1% (continued)
NRG Energy Inc., Senior Notes	7.375%	2/1/16	$60,000	$61,875

Total Independent Power Producers & Energy Traders				619,215

TOTAL UTILITIES				1,515,293

TOTAL CORPORATE BONDS & NOTES (Cost - $20,378,392)				19,774,087

ASSET-BACKED SECURITIES - 3.8%
FINANCIALS - 3.8%
Automobiles - 0.4%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	100,000	106,581	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	100,000	110,490	(c)

Total Automobiles				217,071

Home Equity - 2.0%
Accredited Mortgage Loan Trust, 2005-3 A1	0.496%	9/25/35	75,735	70,378	(e)
ACE Securities Corp., 2006-SL2 A	0.426%	1/25/36	464,498	26,237	(e)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.056%	8/25/32	34,534	14,383	(e)
Bear Stearns Asset-Backed Securities Trust, 2004- BO1 1A2	0.606%	9/25/34	36,353	36,298	(e)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.506%	6/25/34	89,584	22,456	(e)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.557%	12/15/33	391,892	82,728	(c)(e)
Countrywide Home Equity Loan Trust, 2007-GW A	0.807%	11/15/28	478,873	385,462	(e)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	47,059	49,013
GSAMP Trust, 2006-S2 A2	0.356%	1/25/36	187,699	10,187	(e)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.426%	4/25/36	267,917	69,738	(e)
Lehman XS Trust, 2006-14N 1A1B	0.466%	9/25/46	569,181	271,426	(e)
SACO I Trust, 2006-4 A1	0.426%	3/25/36	271,488	76,350	(e)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	3,130	0	(b)(c)

Total Home Equity				1,114,656

Manufactured Housing - 0.1%
Mid-State Trust, 6 A1	7.340%	7/1/35	35,502	37,191

Student Loan - 1.3%
Education Funding Capital Trust, 2003-3 A7	1.758%	12/15/42	100,000	94,125	(e)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.450%	5/1/34	100,000	100,636	(e)
Keycorp Student Loan Trust, 2003-A 1A2	0.758%	10/25/32	196,791	192,028	(e)
SLM Student Loan Trust, 2003-4 A5E	1.042%	3/15/33	200,000	189,620	(c)(e)(g)
Student Loan Consolidation Center, 2002-1 A6	1.789%	3/1/42	200,000	183,000	(c)(e)

Total Student Loan				759,409

TOTAL ASSET-BACKED SECURITIES (Cost - $3,887,506)				2,128,327

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.9%
American Home Mortgage Investment Trust, 2005- 1 6A	2.534%	6/25/45	437,686	375,447	(e)
Banc of America Mortgage Securities, 2005-H 2A1	3.176%	9/25/35	302,410	258,524	(e)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.227%	12/25/34	78,338	74,640	(e)
Commercial Mortgage Asset Trust, 1999-C1 C	7.350%	1/17/32	125,000	139,657	(e)
Commercial Mortgage Pass-Through Certificates, 2001-J2A A1	5.447%	7/16/34	207,757	210,340	(c)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.488%	7/20/35	382,050	230,486	(e)
Countrywide Alternative Loan Trust, 2005-72 A1	0.526%	1/25/36	421,333	276,596	(e)
Countrywide Alternative Loan Trust, 2006-36T2 2A5	6.000%	12/25/36	200,000	125,097
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-9 1A1	0.556%	5/25/35	308,415	193,740	(e)
Credit Suisse Mortgage Capital Certificates, 2006- C1 A4	5.609%	2/15/39	420,000	462,968	(e)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	1.974%	8/25/35	139,480	104,988	(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.9% (continued)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.467%	3/19/45	$281,624	$171,636	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.290%	3/19/46	399,206	206,553	(e)
First Union National Bank Commercial Mortgage, 2000-C1 IO	1.059%	5/17/32	1,255,311	33,614	(e)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.040%	10/25/35	239,714	180,400	(e)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.607%	1/19/35	339,740	194,478	(e)
Harborview Mortgage Loan Trust, 2004-8 2A4A	0.657%	11/19/34	286,208	204,183	(e)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.971%	3/25/35	180,252	137,585	(e)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	169,525	119,229
Merit Securities Corp., 11PA B2	1.756%	9/28/32	72,721	63,102	(c)(e)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.163%	7/12/17	760,000	823,275	(e)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	4.456%	3/25/36	547,832	332,501	(e)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.461%	9/25/46	300,000	125,644	(e)
Sequoia Mortgage Trust, 2003-2 A2	1.144%	6/20/33	305,983	251,930	(e)
Structured ARM Loan Trust, 2005-19XS 1A1	0.576%	10/25/35	348,476	233,748	(e)
Structured Asset Mortgage Investments Inc., 2005- AR3 2A1	2.730%	8/25/35	38,131	31,182	(e)
Structured Asset Mortgage Investments Inc., 2006- AR5 2A1	0.466%	5/25/36	311,622	174,132	(e)
Structured Asset Securities Corp., 2005-GEL2 A	0.536%	4/25/35	176,796	155,366	(e)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.290%	3/20/47	358,024	29,537	(b)(c)(e)(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005- AR17 A1A1	0.526%	12/25/45	476,588	395,260	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR7 A3	2.786%	8/25/35	700,000	597,327	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR7 2A	1.366%	7/25/46	609,628	376,958	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.367%	9/25/36	249,088	207,344	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA6 1A1B	1.196%	7/25/47	723,918	211,147	(e)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.906%	4/25/36	101,402	93,235	(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $10,449,755)				7,801,849

COLLATERALIZED SENIOR LOANS - 0.4%
INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.4%
First Data Corp., Term Loan B2 (Cost - $227,118)	3.006%	9/24/14	232,949	205,548	(h)

MORTGAGE-BACKED SECURITIES - 30.4%
FHLMC - 7.0%
Federal Home Loan Mortgage Corp. (FHLMC)	5.784%	2/1/37	46,985	50,046	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.894%	4/1/37	282,572	302,008	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.745%	5/1/37	112,039	119,440	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.839%	5/1/37	125,505	133,819	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.549%	1/1/38	363,211	387,884	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	10/13/40	400,000	410,250	(i)
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	10/13/40	400,000	416,062	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	618,074	657,141
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	10/13/40	1,400,000	1,485,095	(i)

Total FHLMC				3,961,745

FNMA - 16.4%
Federal National Mortgage Association (FNMA)	3.500%	10/18/25-11/16/40	1,200,000	1,234,704	(i)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FNMA - 16.4% (continued)
Federal National Mortgage Association (FNMA)	4.500%	10/18/25-10/13/40	$400,000	$419,719	(i)
Federal National Mortgage Association (FNMA)	8.000%	7/1/30-9/1/30	5,522	6,404
Federal National Mortgage Association (FNMA)	7.500%	8/1/30-2/1/31	23,244	26,561
Federal National Mortgage Association (FNMA)	5.000%	6/1/35	383,086	405,974
Federal National Mortgage Association (FNMA)	5.500%	11/1/36	245,157	261,375
Federal National Mortgage Association (FNMA)	6.500%	6/1/37	452,628	496,851
Federal National Mortgage Association (FNMA)	6.000%	7/1/38	58,955	63,372
Federal National Mortgage Association (FNMA)	3.500%	10/1/40	100,000	100,892
Federal National Mortgage Association (FNMA)	4.000%	10/13/40	300,000	308,438	(i)
Federal National Mortgage Association (FNMA)	5.500%	10/13/40-11/10/40	2,400,000	2,550,188	(i)
Federal National Mortgage Association (FNMA)	6.000%	10/13/40	2,700,000	2,900,391	(i)
Federal National Mortgage Association (FNMA)	6.500%	10/13/40	400,000	436,188	(i)

Total FNMA				9,211,057

GNMA - 7.0%
Government National Mortgage Association (GNMA)	5.000%	7/20/40-8/20/40	997,160	1,065,559
Government National Mortgage Association (GNMA)	4.500%	10/20/40	300,000	316,031	(i)
Government National Mortgage Association (GNMA)	5.000%	10/20/40	100,000	106,687	(i)
Government National Mortgage Association (GNMA)	5.500%	10/20/40	100,000	107,406	(i)
Government National Mortgage Association (GNMA)	6.000%	10/20/40	1,400,000	1,518,132	(i)
Government National Mortgage Association (GNMA)	3.500%	11/18/40	100,000	100,641	(i)
Government National Mortgage Association (GNMA)	4.000%	11/18/40	700,000	721,222	(i)

Total GNMA				3,935,678

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $16,900,095)				17,108,480

MUNICIPAL BONDS - 0.3%
California - 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	50,000	52,973

Delaware - 0.1%
Northstar Education Finance Inc., DE, Student Loan Asset Backed Note	1.756%	1/29/46	100,000	82,000	(e)(g)

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	40,000	43,047
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	20,000	21,214

Total Georgia				64,261

TOTAL MUNICIPAL BONDS (Cost - $192,423)				199,234

SOVEREIGN BONDS - 3.2%
Italy - 0.6%
Region of Lombardy	5.804%	10/25/32	325,000	349,991

Japan - 0.3%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	160,000	168,937

Mexico - 0.9%
United Mexican States, Medium-Term Notes	5.875%	1/15/14	145,000	164,937
United Mexican States, Medium-Term Notes	5.625%	1/15/17	270,000	310,230

Total Mexico				475,167

Russia - 0.4%
Russian Foreign Bond-Eurobond	11.000%	7/24/18	175,000	250,031	(c)

Supranational - 1.0%
Corporacion Andina de Fomento, Notes	6.875%	3/15/12	540,000	583,147

TOTAL SOVEREIGN BONDS (Cost - $1,648,873)				1,827,273

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 13.9%
U.S. Government Agencies - 2.6%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	$400,000	$450,681	(c)
Federal Home Loan Bank (FHLB), Bonds	1.500%	1/16/13	70,000	71,402
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	130,000	170,453
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	120,000	79,395
Federal National Mortgage Association (FNMA), Senior Notes	7.125%	1/15/30	130,000	186,503
Tennessee Valley Authority, Bonds	5.980%	4/1/36	270,000	339,235
Tennessee Valley Authority, Notes	5.250%	9/15/39	60,000	69,914
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	100,000	104,697

Total U.S. Government Agencies				1,472,280

U.S. Government Obligations - 11.3%
U.S. Treasury Bonds	4.375%	11/15/39	1,060,000	1,189,353
U.S. Treasury Bonds	4.375%	5/15/40	1,560,000	1,752,328
U.S. Treasury Bonds	3.875%	8/15/40	840,000	868,481
U.S. Treasury Notes	0.625%	6/30/12	320,000	321,349
U.S. Treasury Notes	0.750%	9/15/13	120,000	120,413
U.S. Treasury Notes	1.250%	8/31/15	40,000	39,994
U.S. Treasury Notes	2.750%	5/31/17	480,000	507,862
U.S. Treasury Notes	1.875%	8/31/17	480,000	479,663
U.S. Treasury Notes	3.500%	5/15/20	10,000	10,856
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	1,250,000	775,210
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/27	500,000	275,103

Total U.S. Government Obligations				6,340,612

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $7,174,614)				7,812,892

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.4%
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	10,406	11,056
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	182,776	216,189	(j)

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $191,201)				227,245

			SHARES
COMMON STOCKS - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares (Cost - $2,400)			78	1,805	*

PREFERRED STOCKS - 0.2%
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup Capital XII, Junior Subordinated Notes	8.500%		3,375	89,134	(e)
Citigroup Capital XIII, Junior Subordinated Notes	7.875%		1,425	36,907	*(e)

Total Diversified Financial Services				126,041

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		10,000	4,300	*(e)
Federal National Mortgage Association (FNMA)	7.000%		400	316	*(e)

Federal National Mortgage Association (FNMA)	8.250%		7,475	3,252	*(e)

Total Thrifts & Mortgage Finance				7,868

TOTAL PREFERRED STOCKS (Cost - $578,170)				133,909

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/20/15	1,250	33,593	*

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - 0.1% (continued)
SemGroup Corp.		11/14/30	82	$470	*

TOTAL WARRANTS (Cost - $0)				34,063

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $61,630,547)				57,254,712

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 19.4%
U.S. Government Agencies - 5.3%
Federal National Mortgage Association (FNMA), Discount Notes	0.235%	4/25/11	$1,700,000	1,698,346	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.250%	5/9/11	1,300,000	1,298,570	(k)

Total U.S. Government Agencies (Cost - $2,995,728)				2,996,916

U.S. Treasury Bills - 5.4%
U.S. Treasury Bills (Cost - $2,999,478)	0.232%	10/28/10	3,000,000	2,999,478	(k)

Repurchase Agreements - 8.7%
Morgan Stanley tri-party repurchase agreement dated 9/30/10; Proceeds at maturity - $4,895,027; (Fully collateralized by U.S. government agency obligations, 0.990% due 10/26/12; Market value - $4,993,315) (Cost - $4,895,000)	0.200%	10/1/10	4,895,000	4,895,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $10,890,206)				10,891,394

TOTAL INVESTMENTS - 121.2% (Cost - $72,520,753#)				68,146,106
Liabilities in Excess of Other Assets - (21.2)%				(11,920,562)

TOTAL NET ASSETS - 100.0%				$56,225,544

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of September 30, 2010.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes Futures, Put	11/26/10	$122.00	5	$1,250
U.S. Treasury 30-Year Bonds Futures, Call	10/22/10	134.00	2	3,000
U.S. Treasury 30-Year Bonds Futures, Call	11/26/10	134.00	6	16,219

TOTAL WRITTEN OPTIONS (Premiums received - $16,317)				$20,469

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Variable Strategic Bond Portfolio (the “Portfolio”), is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$19,774,087	$0	*	$19,774,087
Asset-backed securities	—	1,938,707	189,620		2,128,327
Collateralized mortgage obligations	—	7,772,312	29,537		7,801,849
Collateralized senior loans	—	205,548	—		205,548
Mortgage-backed securities	—	17,108,480	—		17,108,480
Municipal bonds	—	117,234	82,000		199,234
Sovereign bonds	—	1,827,273	—		1,827,273
U.S. government & agency obligations	—	7,812,892	—		7,812,892
U.S. treasury inflation protected securities	—	227,245	—		227,245
Common stocks	$1,805	—	—		1,805
Preferred stocks	133,909	—	—		133,909
Warrants	—	34,063	—		34,063

Total long-term investments	$135,714	$56,817,841	$301,157		$57,254,712

Short-term investments†	—	10,891,394	—		10,891,394

Total investments	$135,714	$67,709,235	$301,157		$68,146,106

Other financial instruments:
Written options	$(20,469)	—	—		$(20,469)
Futures contracts	(11,728)	—	—		(11,728)
Forward foreign currency contracts		$(58,160)	—		(58,160)
Interest rate swaps‡	—	(225,682)	—		(225,682)
Credit default swaps on credit indices - sell protection‡	—	199	—		199
Credit default swaps on credit indices - buy protection‡	—	126,759	—		126,759
Total return swaps‡	—	7,560	—		7,560

Total other financial instruments	$(32,197)	$(149,324)	—		$(181,521)

Total	$103,517	$67,559,911	$301,157		$67,964,585

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.
*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATION	MUNICIPAL BONDS	COMMON STOCKS	WARRANTS		TOTAL
Balance as of December 31, 2009	—	—	$216,616	—	$1,863	$0	*	$218,479
Accrued premiums/discounts	—	$51	(24)	$15	—	—		42
Realized gain (loss)	—	—	—	—	—	—		—
Change in unrealized appreciation (depreciation)(1)	—	(56)	17,608	(15)	(58)	470		17,949
Net purchases (sales)	—	189,625	(26,856)	82,000	—	—		244,769
Transfers in to Level 3	$0*	—	29,537	—	—	—		29,537
Transfers out of Level 3	—	—	(207,344)	—	(1,805)	(470)		(209,619)

Balance as of Septemer 30, 2010	$0*	$189,620	$29,537	$82,000	—	—		$301,157

Net change in unrealized appreciation (depreciation) for investments in securities still held at Septemer 30, 2010(1)	—	$(56)	—	$(15)	—	—		$(71)

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.
*	Value is less than $1.

(b) Repurchase Agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market

Notes to Schedule of Investments (unaudited) (continued)

value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Loan Participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward Foreign Currency Contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures Contracts. The Portfolio may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped Securities. The Portfolio may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

Notes to Schedule of Investments (unaudited) (continued)

(g) Written Options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Securities Traded on a To-Be-Announced Basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Notes to Schedule of Investments (unaudited) (continued)

(l) Swap Agreements. The Portfolio may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps.

The Portfolio may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps.

The Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted

Notes to Schedule of Investments (unaudited) (continued)

net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swaps.

The Portfolio may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent it is less, the Portfolio will make a payment to the counterparty.

(m) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,831,818
Gross unrealized depreciation	(7,206,465)

Net unrealized depreciation	$(4,374,647)

At September 30, 2010, the Portfolio had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	10	12/11	$2,478,158	$2,482,500	$4,342
U.S. Treasury 10-Year Notes	9	12/10	1,133,326	1,134,422	1,096
Ultra Long-Term U.S. Treasury Bonds	8	12/10	1,130,182	1,130,250	68

					5,506

Contracts to Sell:
90-Day Eurodollar	10	12/12	2,458,692	2,467,250	(8,558)
U.S. Treasury 2-Year Notes	4	12/10	877,768	877,937	(169)
U.S. Treasury 5-Year Notes	4	12/10	480,440	483,469	(3,029)
U.S. Treasury 30-Year Bonds	15	12/10	2,000,303	2,005,781	(5,478)

					(17,234)

Net unrealized loss on open futures contracts					$(11,728)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2010, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding December 31, 2009	3,760,060	$154,181
Options written	119	60,182
Options closed	(2,960,125)	(167,851)
Options expired	(800,027)	(24,497)
Options exercised	(14)	(5,698)

Written options, outstanding September 30, 2010	13	$16,317

At September 30, 2010, the Portfolio held TBA securities with a total cost of $13,023,190.

At September 30, 2010, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Japanese Yen	Goldman Sachs	24,833,323	$297,617	11/24/10	$3,561

Contracts to Sell:
Euro	Goldman Sachs	400,000	$545,089	11/24/10	(16,909)
Euro	Deutsche Bank AG	670,000	913,023	11/24/10	(29,682)
Japanese Yen	Societe General	23,950,000	287,030	11/24/10	(7,608)
Japanese Yen	Goldman Sachs	26,384,960	316,212	11/24/10	(7,522)

					(61,721)

Net unrealized loss on open forward foreign currency contracts					$(58,160)

At September 30, 2010, the Portfolio had the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO‡	PERIODIC PAYMENTS RECEIVED BY THE PORTFOLIO‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$140,000	2/15/25	zero coupon	3-Month LIBOR	—	$(16,822	)*
Barclays Capital Inc.	180,000	2/15/25	zero coupon	3-Month LIBOR	—	(22,548	)*
Morgan Stanley & Co. Inc.	340,000	2/15/25	zero coupon	3-Month LIBOR	—	(41,712	)*
Barclays Capital Inc.	530,000	2/15/25	zero coupon	3-Month LIBOR	—	(66,153	)*
Morgan Stanley & Co. Inc.	480,000	11/15/27	zero coupon	3-Month LIBOR	$(10)	(57,479	)*
BNP Paribas	301,000	7/26/40	3.689% semi- annually	3-Month LIBOR	—	(20,958)

Total	$1,971,000				$(10)	$(225,672)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE PORTFOLIO‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	$27,508	6/25/36	4.420% Monthly	$1,418	$744	$674
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	27,509	6/25/36	4.420% Monthly	1,418	610	808
Morgan Stanley & Co. Inc. (CMBX)	31,000	10/12/52	0.100% Monthly	(1,162)	(2,193)	1,031
Morgan Stanley & Co. Inc. (CMBX)	20,000	2/17/51	0.350% Monthly	(1,475)	(2,377)	902

Total	$106,017			$199	$(3,216)	$3,415

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(4)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (CMBX)	$300,000	3/22/47	0.960% Monthly	$113,250	$62,024	$51,226
Morgan Stanley & Co. Inc. (CMBX)	30,000	3/15/49	0.070% Monthly	1,650	2,493	(843)
Morgan Stanley & Co. Inc. (CMBX)	40,000	10/12/52	0.100% Monthly	1,500	2,365	(865)
Goldman Sachs Group Inc. (CMBX)	170,000	12/13/49	0.080% Monthly	10,359	10,359	—

Total	$540,000			$126,759	$77,241	$49,518

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO‡	PERIODIC PAYMENTS RECEIVED BY THE PORTFOLIO‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
JPMorgan Securities Inc.	$110,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	$2,115	$543	*
Morgan Stanley Co. Inc.	170,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	4,902	—

Total	$280,000				$7,017	$543

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2010:

	Futures Contracts			Forward Foreign
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$5,506	$(17,234)	$(20,469)	—	—	$(218,122)	$(250,319)
Foreign Exchange Contracts	—	—	—	$3,561	$(61,721)	—	(58,160)
Credit Contracts	—	—	—	—	—	126,958	126,958

Total	$5,506	$(17,234)	$(20,469)	$3,561	$(61,721)	$(91,164)	$(181,521)

During the period ended September 30, 2010, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options†	$7,377
Written options	78,766
Forward foreign currency contracts (to buy)	283,188
Forward foreign currency contracts (to sell)	1,409,160
Futures contracts (to buy)	8,419,188
Futures contracts (to sell)	3,171,005

Notes to Schedule of Investments (unaudited) (continued)

Average Notional Balance
Interest rate swap contracts	$3,622,300
Credit default swap contracts (to buy protection)	1,057,800
Credit default swap contracts (to sell protection)	1,562,751
Total return swap contracts	83,000

†	At September 30, 2010, there were no open positions held in this derivative.

The Portfolio has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Portfolio. Credit related contingent features are established between the Portfolio and its derivatives counterparties to reduce the risk that the Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Portfolio’s net assets and/or a percentage decrease in the Portfolio’s Net Asset Value or NAV. The contingent features are established within the Portfolio’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of September 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $2,637. If a contingent feature would have been triggered as of September 30, 2010, the Portfolio would have been required to pay this amount in cash to its counterparties. The Portfolio did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	November 23, 2010

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	November 23, 2010